FOR IMMEDIATE RELEASE
November 19, 2008

AFL-CIO Housing Investment Trust

Ranks as One of Nation’s “Top 10” Performers For Fixed-Income Funds

WASHINGTON – The AFL-CIO Housing Investment Trust (HIT) announced today that it has outperformed its industry benchmark by 93 basis points for the one-year period ended September 30, 2008, outperforming most other fixed-income fund managers. An independent ranking places the HIT as one of the nation’s “top 10” performers for the period in a comparison of similar fixed-income investment vehicles.

The HIT, which was created by the union movement more than 40 years ago, manages over $3 billion on behalf of participating pension plans that have union member beneficiaries. The HIT achieved a net one-year return of 4.58% at September 30. During that one-year period, the HIT also achieved housing and employment goals important to its union beneficiaries, with investments that generated over 2,200 housing units and 1.5 million hours of union construction work.

The “Top 10 Manager” ranking came from Morningstar, Inc., which placed the HIT eighth for the one-year period and fourth for the five-year period ended September 30, 2008, as reported in Pensions & Investments on November 10, 2008. The ranking, based on gross returns, compared the performance of U.S. intermediate duration collective investment trusts that have similar risk profiles. The HIT’s net returns, which reflect the deduction of expenses, compared favorably to the Morningstar top-ranked funds that reported net returns for these periods.

HIT’s strategy of investing in high credit quality fixed-income assets has served union pension investors well during the economic turmoil of recent months. HIT invests primarily in mortgage-backed securities with the goal of providing competitive returns as well as generating affordable housing and union jobs. The HIT has never invested in securities backed by subprime mortgages, and it has never utilized leverage as part of its strategy.

Clearly, the HIT’s performance demonstrates that there is a safe and sound way to invest in mortgage-backed securities, an area where many investment bankers and funds have taken tremendous losses over the last 18 months.

“Investors look to the AFL-CIO Housing Investment Trust to invest their pension capital responsibly,” Richard Ravitch, chairman of the board of the HIT board of trustees said. “We have witnessed a period when many other investors in the market ignored risk and sought higher returns without fully understanding the potential for losses. The HIT has remained disciplined throughout this period and will continue to be guided by its philosophy of prudent, socially responsible investing.”

Chang Suh, HIT executive vice president and chief portfolio manager, further explained the investment strategy. “The HIT has always focused on fundamentals: consistent performance, capital preservation and predictable income,” Mr. Suh said. “The HIT invests primarily in the highest credit quality securities, which are issued by the U.S. government and government-sponsored enterprises. Recent market events have demonstrated why these high credit quality fixed-income investments are important for pension plan portfolios.”

Mr. Suh said that at a time when unemployment numbers are rising and people are losing their homes, HIT investments have generated jobs as well as creating or preserving affordable and workforce housing around the country. “We expect opportunities for responsible investing to increase significantly in 2009 and 2010, which would help the HIT maintain its competitive performance and its positive impact on union job creation,” Mr. Suh said.

The HIT outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, by 1.13 percentage points for the third quarter ended September 30, 2008, and 0.95 percentage points year-to-date.  The HIT also outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods ended September 30.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with the active management of an actual portfolio.

The HIT seeks to capture excess yields by investing in government and agency insured mortgage securities.  Additionally, the HIT has avoided the excessive risk-taking (e.g., subprime loans) and irresponsible investing that have led to perhaps the greatest market failures in the U.S. since the Great Depression.  The HIT does not invest in corporate bonds, whose poor performance during this period contributed to the lower returns of the benchmark.

“The HIT’s investment strategy has always been based on fundamentals and on investment over a long time horizon and emphasizes investments in the highest credit quality securities,” Mr. Suh said. “Over 94% of the HIT’s portfolio is guaranteed by the U.S. government or a government-sponsored enterprise, and another 3% is AAA-rated. The HIT’s yield advantage of approximately 50 basis points over its benchmark should lead to higher total returns over time.”

Mr. Suh said the HIT expects slow growth and liquidity issues to challenge the economy and the financial markets for an extended period. “For investors seeking to reduce credit risk and for investors seeking higher returns than Treasury yields, the HIT’s strategy of emphasizing investments in the highest credit quality securities bodes well for this type of market,” Mr. Suh said.

About the Morningstar Rankings

The rankings reported in the Pensions & Investments U.S. Bond Collective Investment Trusts table are provided by Morningstar through its Principia Separate Account database, and are based on gross returns for periods ended September 30, 2008.   The rankings compared funds included in Morningstar’s Intermediate Government bond category  and Morningstar’s Intermediate-Term bond category.  These categories on the Principia Separate Account database contain 104 commingled intermediate government and intermediate-term bond managers for the one-year period and 88  for the five-year period based on performance results self-reported to Morningstar.   The findings can be viewed on the Pensions & Investments website at: http://www.pionline.com/apps/pbcs.dll/article?AID=/20081110/CHART/311109972/-1/TOPPERFORMINGMANAGERS

The rankings are based on gross performance numbers and reflect no deduction for expenses. Please see the table above for HIT performance information that does reflect deductions for expenses.

About the AFL-CIO Housing Investment Trust

The AFL-CIO Housing Investment Trust is a core-plus, fixed-income investment company registered with the Securities and Exchange Commission. The HIT has more than 350 investors and over $3 billion in assets. The HIT invests primarily in fixed-income investments such as multifamily and single family mortgage-backed securities. The investment objective of the HIT is to provide competitive returns for its investors and to promote collateral objectives such as the construction of housing and the generation of employment for union members in the construction trades and related industries. Since its inception, the HIT has invested over $5 billion to finance more than 80,000 units of housing nationwide, generating more than 50,000 union jobs.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that any investment strategies will work under all market conditions, especially during periods of downturn in the market. All statistics are current as of September 30, 2008, unless otherwise noted.

This is a press release only for the HIT and not for any other investment vehicle. This should not be deemed an offer to sell or a solicitation of an offer to buy shares of any of the other investment vehicles listed or described in the Pensions & Investments table referenced above.

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